Exhibit 99.1

Byrna Technologies Enters Definitive Agreement to Acquire HERO Defense Systems Assets

Strategic bolt-on acquisition adds compact everyday-carry personal defense products, expanding Byrna’s product portfolio across smaller form factors, lower entry price points, and additional use cases

ANDOVER, Mass., July 8, 2026 – Byrna Technologies Inc. (“Byrna” or the “Company”) (Nasdaq: BYRN), a personal defense technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions, today announced that it has entered into a definitive asset purchase agreement to acquire substantially all of the assets of HERO Defense Systems, LLC (“HERO”), a complementary personal defense company offering compact, easy-to-use less-lethal self-defense products.

The planned acquisition is expected to expand Byrna’s product portfolio across additional price points and form factors, creating a new entry point for consumers who are interested in personal safety but may not initially enter the category through Byrna’s core launcher platform. HERO’s product portfolio includes the HERO 2020, a compact irritant launcher that deploys PAVA-filled projectiles through a cartridge system, and AIIRO, a smaller, extended range pepper-gel personal defense device designed for pocket, purse, and everyday carry. HERO also offers refill cartridges and other accessories, creating an entry-level approachable product family that supports Byrna’s focus on expanding its target audience, increasing consumer engagement frequency, and recurring consumable purchases.

“The acquisition of HERO is a small but strategically important step in expanding the Byrna ecosystem,” said Conn Davis, Chief Executive Officer of Byrna. “Our focus is on making less-lethal personal safety more accessible, understandable, and relevant to a wider set of consumers. Today, Byrna’s CL, LE, and SD launchers serve consumers looking for a robust less-lethal platform for personal defense and security applications. HERO fits below and adjacent to our existing platform by adding smaller, more discreet and accessible products that can introduce consumers to less-lethal personal safety through a lower friction entry point and a more approachable form factor.”

Davis continued, “We are focused on improving the full consumer journey from awareness and education to product selection, purchase, and long-term engagement. HERO’s compact form factors, simpler everyday-carry positioning, and lower opening price points give us more flexibility in how we introduce consumers to the category. Over time, we believe this creates a broader product portfolio and a more complete ecosystem that enables more consumers to enter the less-lethal personal protection space and trade up to our more robust launcher platform over time.”

The acquisition is part of Byrna’s effort to expand its addressable market and improve consumer acquisition across channels. HERO’s products also provide additional advertising, merchandising, and education opportunities across Byrna’s e-commerce, creator, affiliate, and retail channels.

Under the terms of the agreement, Byrna will acquire substantially all of HERO’s assets, including its product-related intellectual property, digital assets, customer and vendor relationships, inventory, equipment and related business assets. The transaction is structured as an asset purchase on a cash-free, debt-free basis, with consideration consisting of $625,000 in cash, $625,000 in restricted shares of Byrna common stock, and a performance-based royalty tied to future net sales of HERO products and derivative products. The shares of Byrna common stock to be issued as consideration will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and will be subject to transfer restrictions. The transaction is expected to close within approximately 30 days, subject to customary closing conditions.

Following the closing, Byrna expects to begin integrating HERO’s products and related assets into its broader commercial and operating platform. HERO’s founders are expected to provide transition and integration support following the closing. The Company plans to evaluate opportunities to support the HERO product line through Byrna’s e-commerce channels, consumer education initiatives, retail relationships and evolving brand and performance marketing programs. Over time, Byrna expects to assess where HERO products can complement Byrna.com, Amazon, and retail merchandising.

About Byrna Technologies Inc.

Byrna is a personal defense technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions. For more information on the Company, please visit the corporate website here or the Company’s investor relations site here. The Company is the manufacturer of the Byrna® CL, Byrna® LE, and Byrna® SD personal security devices, state-of-the-art handheld CO2 powered launchers designed to provide a less-lethal alternative to a firearm for the consumer, private security, and law enforcement markets. To purchase Byrna products, visit the Company’s e-commerce store.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements contained in this press release, other than statements of current and historical fact, are forward-looking. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “intends,” “anticipates,” “believes,” “aims,” “will,” “would,” “should,” “continue,” and similar expressions, and by statements that certain actions, events or results may, could, would, should or might occur, be achieved or be taken.

Forward-looking statements in this press release include, but are not limited to, statements regarding the expected completion and timing of the acquisition of substantially all of the assets of HERO; the satisfaction or waiver of the conditions to the closing of the acquisition, including the receipt of required governmental and regulatory approvals; the anticipated issuance of restricted shares of Byrna common stock, and the payment of the royalty, as consideration for the acquisition; the anticipated benefits of the acquisition, including the expansion of the Company’s product portfolio across additional form factors, price points and use cases and the creation of new, lower-friction entry points into the less-lethal personal safety category; the Company’s plans to integrate HERO’s products, intellectual property, digital assets and customer and vendor relationships into the Company’s commercial and operating platform; the expected role of HERO’s founders in providing transition and integration support following the closing; the Company’s plans to market, merchandise and distribute HERO products across its e-commerce, creator, affiliate and retail channels, including Byrna.com and Amazon; and the Company’s ability to translate the acquisition into an expanded addressable market, increased consumer engagement and recurring consumable purchases, improved customer acquisition and long-term shareholder value.

Forward-looking statements are not, and cannot be, a guarantee of future results or events. Forward-looking statements are based on, among other things, the Company’s current expectations, assumptions, estimates and analyses, all of which are subject to significant risks, uncertainties and contingencies that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

These risks and uncertainties include, among other things, the risk that the conditions to the closing of the acquisition are not satisfied or waived and that the acquisition is not completed within the anticipated timeframe or at all, including the risk that required governmental or regulatory approvals, including approvals under applicable firearms and export-control laws, are delayed, conditioned or not obtained; the risk that the Company does not realize the anticipated strategic, commercial or financial benefits of the acquisition; risks relating to the integration of HERO’s products, intellectual property, systems and customer and vendor relationships, and the diversion of management attention and resources associated with the transaction; the Company’s dependence on HERO’s founders for transition and integration support following the closing; the risk that assumed or unanticipated liabilities, or the performance of the acquired products and assets, differ from the Company’s expectations; the evolving and jurisdiction-specific legal and regulatory environment governing the marketing, sale, possession and use of the Company’s and HERO’s less-lethal products; the policies and practices of third-party e-commerce, social media and advertising platforms, including Amazon, which may restrict, remove, decline to carry or otherwise limit content or advertising relating to less-lethal or self-defense products and which may change without notice; consumer sentiment and reputational considerations associated with the Company and the less-lethal category; the issuance of restricted shares of Byrna common stock as consideration and the potential dilutive effect of such issuance; and the Company’s ability to attract and retain key personnel and to manage the legal, regulatory, market and other business conditions affecting the Company and its products.

Investors should carefully consider these and other relevant factors, including the risk factors in Part I, Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in the Company’s subsequent filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this press release, and the Company assumes no obligation to update or revise any forward-looking information, except as required by applicable law.

Investor Contact:

Tom Colton and Alec Wilson
Gateway Group, Inc.
949-574-3860
BYRN@gateway-grp.com